UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2013

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 42nd Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 28, 2013, Blackstone Mortgage Trust, Inc., a Maryland corporation formerly known as Capital Trust, Inc. (the “Company”), entered into the Second Amendment (the “Amendment”) to the Company’s Tax Preservation Rights Agreement, dated as of March 3, 2011 (as amended by the First Amendment to Rights Agreement dated as of September 27, 2012, the “Rights Agreement”), by and between the Company and American Stock Transfer and Trust Company, LLC, a New York limited liability company, as rights agent.

Effective as of May 28, 2013, the Amendment accelerates the Final Expiration Date (as defined in the Rights Agreement) of the Company’s Series A Junior Participating Preferred Stock Purchase Rights (the “Rights”) from the close of business on March 14, 2014 to the close of business on May 28, 2013. Accordingly, as of the close of business on May 28, 2013, the Rights expired and the Rights Agreement effectively terminated as of such time.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 3.03	Material Modification to Rights of Security Holders.

As a result of the Amendment described in Item 1.01 above, the Rights expired as of the close of business on May 28, 2013.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 29, 2013, following the expiration of the Rights as described in Item 1.01 above, the Company filed an articles supplementary to the Company’s charter (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland that reclassified and designated all 50,000 authorized but unissued shares of the Company’s Series A Junior Participating Preferred Stock, $0.01 par value per share, as shares of preferred stock, $0.01 par value per share of the Company. After giving effect to such reclassification and designation of preferred stock, the Company has authority to issue 100,000,000 shares of preferred stock.

The foregoing description of the Articles Supplementary does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On May 28, 2013, the Company issued a press release announcing the expiration of the Rights and effective termination of the Rights Agreement. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Articles Supplementary dated May 29, 2013.

4.1	Second Amendment to Rights Agreement, dated as of May 28, 2013, between Blackstone Mortgage Trust, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent

99.1	Press Release of Blackstone Mortgage Trust, Inc. dated May 28, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.

Date: May 29, 2013	By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Chief Financial Officer